BancorpSouth, Inc. Acquisition of Ouachita Bancshares Corporation January 9, 2014 Exhibit 99.1

Forward Looking Information
Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the terms and closing of the proposed transaction with
Ouachita Bancshares Corp., acceptance by customers of Ouachita Bancshares Corp. of BancorpSouth’s products and services, the opportunities to enhance market share in certain markets and market acceptance of BancorpSouth generally in new markets.  We caution you not to place undue reliance on the forward-looking statements contained in this news release, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors.  These factors include, but are not limited to, the ability to obtain required shareholder and regulatory approvals for the merger, the ability of BancorpSouth and Ouachita Bancshares Corp. to close the merger, BancorpSouth’s ability to successfully integrate the operations of Ouachita Independent Bank after the merger, the ability of BancorpSouth to provide competitive services and products in new markets and grow market share in existing markets, the ability of BancorpSouth to assimilate and retain key personnel after the merger, conditions in the financial markets and economic conditions generally, the adequacy of BancorpSouth’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of BancorpSouth’s other real estate owned, limitations on BancorpSouth’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation and supervision of BancorpSouth’s operations, the short-term and long-term impact of changes to banking capital standards on BancorpSouth’s regulatory capital and liquidity, the impact of regulations on service charges on BancorpSouth’s core deposit accounts, the susceptibility of BancorpSouth’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on BancorpSouth’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that BancorpSouth write down goodwill or other intangible assets, diversification in the types of financial services BancorpSouth offers, BancorpSouth’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, BancorpSouth’s growth strategy, interruptions or breaches in
BancorpSouth’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by BancorpSouth’s issuance of additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies,, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.
Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.
Any pro forma information presented herein, while helpful in illustrating certain characteristics of the combined companies based on certain assumptions, does not reflect the impact of, for example, asset dispositions or runoff, that may result as a consequence of the business combination and, accordingly, does not attempt to predict or suggest future results.  It also does not necessarily reflect what the historical loan composition of the combined operations would have been had the companies been combined as of the date indicated.  If not otherwise attributed to a particular source, factual information was obtained or derived from third-party public sources believed by BancorpSouth management to be reliable, but BancorpSouth has not undertaken an
independent review to verify the accuracy of this information as of the date of this presentation.   To the extent that such information predicts future results, BancorpSouth can make no assurance that such results will occur.
In connection with the proposed merger, BancorpSouth, Inc. will file a registration statement on Form S-4 with the Securities and Exchange Commission.  Shareholders of
BancorpSouth and Ouachita Bancshares Corp. are encouraged to read the registration statement, including the proxy statement/prospectus that will be a part of the registration statement, because it will contain important information about the merger, BancorpSouth and Ouachita Bancshares Corp.  After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be available for free on the SEC’s web site (www.sec.gov), and the proxy statement/prospectus will also be made available for free from the Corporate Secretary of each of BancorpSouth and Ouachita Bancshares Corp.

Strategic Rationale
Strengthens BancorpSouth’s presence in the
Louisiana market
Improves overall demographic profile of our Company
Similar cultures and operating styles
Cost-saving opportunities with current market overlap
Meaningful accretion to earnings per share
Deploys capital while maintaining BancorpSouth’s
well-capitalized position
Pro forma deposit market share in Louisiana increases
from 11
th
to 7
th
based on 6/30/13 FDIC market share data
Significantly enhances market share in the attractive
markets of the I-20 corridor

Footprint

St Louis
Jefferson City
Cincinnati
Louisville
Evansville
Frankfort
Lexington
Charleston
WEST VIRG
Beckley
Wichita
Pittsburg
MISSOURI
Springfield
Poplar Bluff
Sikeston
KENTUCKY
Hazard
Clarksville
Nashville
Knoxville
Winston-Salem
Osage I.R.
Tulsa
OKLAHOMA
Oklahoma City
Memphis
TENNESSEE
Chattanooga
Little Rock
Huntsville
ARKANSAS
Wichita Falls
Nashville
Atlanta
Athens
Augusta
Birmingham
Plano
Garland
Fort Worth
Dallas
Shreveport
Jackson
Montgomery
ALABAMA
Columbus
GEORGIA
TEXAS
Waco
Natchitoches
MISSISSIPPI
Mobile
Tallahassee
Jacksonville
Austin
Baton Rouge
Lafayette
Beaumont
New Orleans
Houston
Pasadena
San Antonio
Breton Sound
FLORIDA

© 2013 SNL Financial LC. All rights reserved

BancorpSouth®

Right Where You Are

Footprint 4 Source: SNL Financial BancorpSouth (256) Ouachita (12)

Shreveport, LA
SNLFinancial
Brownlee
Northwood
Red Chute
Lakeview
Shreveport
Fosters
Bodcau
Flag Lake
Barksdale Air Force Base
Westwood
Cedar Grove
Lynbrook
Curtis
Sligo
Summer Grove
Lucas
Mayers
Red River
Caddo

Monroe, LA
SNLFinancial
Fairbanks
Azelia Woods
Black Bayou Lake
Swartz
Claiborne
Monroe
West Monroe
Millhaven
Bryant's
Cheniere Brake
Bawcomville
Richwood
Winnsboro Rd

BancorpSouth

Right Where You Are

5 Source: SNL Financial Shreveport and Monroe BancorpSouth (7) Ouachita Bancshares (4) BancorpSouth (4) Ouachita Bancshares (6)

Market Overview
Shreveport – Bossier City
Shreveport is the third largest city in Louisiana and 109
th
largest city in the U.S.
Benteler Steel recently broke ground on a $900M manufacturing facility, which is expected to be completed over two phases and add 675 new jobs plus another 1,500 indirect jobs in coming years
Bossier Parish is home to Barksdale Air Force Base, which
employs over 12,000 people
Other major employers include  the State of Louisiana, Caddo
Public Schools, University Hospital, and the Willis-Knighton Health
System.
Monroe
Home of the University of Louisiana at Monroe, which has
approximately 10,000 faculty, staff, and students
CenturyLink, a Fortune 500 company and the nation’s third largest telecommunications company, is headquartered in Monroe –
currently undergoing expansion to add 800 new jobs by 2015,
bringing total local employment to approximately 2,200
Strong healthcare presence led by St. Francis Hospital and
Glenwood Hospital – St. Francis is currently undergoing expansion which will bring total employment to 2,500 by late 2014
Other major employers include the Ouachita Parish School Board and Graphic Packaging Corporation
Information obtained from third-party public sources

Deposit Market Share
Source:  SNL Financial
Note:  Deposit data as of 6/30/13
Market
BXS Market
Share Rank
6/30/13
Total BXS
Deposits
6/30/13
Percentage
of Total
Company
Deposits
BXS Market
Share 2013
(%)
Ouachita
Bancshares
Corporation
Deposits
6/30/13
Pro Forma
Deposits
6/30/13
Pro Forma
Percentage of
Total
Company
Deposits
Pro Forma
Market Share
Rank 6/30/13
Pro Forma
Market Share
2013 (%)
Market YoY
Deposit
Growth
2013 (%)
Mississippi 3 5,069,157 $   46.4% 10.6% - $                  5,069,157 $    44.2% 3 10.6% 2.6%
Arkansas 7 1,733,083 15.9% 3.3% - 1,733,083 15.1% 7 3.3% -0.5%
Louisiana 11 955,359 8.7% 1.0% 533,685 1,489,044 13.0% 7 1.6% 5.3%
Tennessee 15 1,184,566 10.8% 1.0% - 1,184,566 10.3% 15 1.0% 0.1%
Texas 65 826,576 7.6% 0.1% - 826,576 7.2% 65 0.1% 8.9%
Alabama 13 824,116 7.5% 1.0% - 824,116 7.2% 13 1.0% 1.8%
Missouri 66 317,286 2.9% 0.2% - 317,286 2.8% 66 0.2% 6.2%
Florida 246 19,351 0.2% 0.0% - 19,351 0.2% 246 0.0% 4.1%
Total 10,929,494 $  100.0% 533,685 $       11,463,179 $  100.0%
6/30/13 Deposit Market Share ($ in thousands)

Branch Listing
Source:  SNL Financial
Note:  Deposit data as of 6/30/13
Branch Address City
Total Deposits
2013 ($000) Branch Address City
Total Deposits
2013 ($000)
1 909 N 18th St Monroe 99,755 $         1 1220 N 18th St Monroe 48,711 $
2 2002 N 7th St West Monroe 70,343 2 3501 Cypress St West Monroe 23,754
3 701 McMillan Rd West Monroe 59,669 3 1701 N 7th St West Monroe 16,499
4 7950 Desiard St Monroe 25,983 4 5000 Forsythe Bypass Monroe 6,103
5 4370 Sterlington Rd Monroe 25,314 95,067 $
6 1270 Hwy 15 West Monroe 7,882
288,946 $
5 6025 Line Ave Shreveport 207,193 $
6 8585 Fern Avenue Shreveport 185,736
7 6801 Fern Ave Shreveport 61,880 $         7 418 Travis St Shreveport 49,483
8 9010 Ellerbe Rd Shreveport 55,465 8 9200 Mansfield Rd Shreveport 37,690
9 800 Garrett Dr Bossier City 31,662 9 1263 N Market St Shreveport 33,308
10 4200 Benton Rd Bossier City 29,272 10 3003 Airline Dr Bossier City 32,905
178,279 $       11 6832 Pines Rd Shreveport 7,216
553,531 $
11 311 N Franklin St Bastrop 39,749 $
12 1503 E Madison Ave Bastrop 26,711 12 300 N Trenton St Ruston 24,392 $
66,460 $         13 107 Glenda St Rayville 71,706
96,098 $
TOTAL DEPOSITS 533,685 $
TOTAL MARKET DEPOSITS 744,696 $
OTHER
Ouachita Bancshares Corp. BancorpSouth, Inc. - North Louisiana Division
MONROE
SHREVEPORT-BOSSIER CITY
BASTROP
MONROE
SHREVEPORT-BOSSIER CITY

Ouachita Bancshares Corp. Deposit Market Share
Source:  SNL Financial
Note:  Deposit data as of 6/30/13
Total Deposit
Rank 2013 Parent Company Name Parent City Parent State
Total Active
Branches
2013
Total Deposits
2013 ($000)
Total Deposit
Market Share
2013 (%)
YoY Deposit
Growth 2013
(%)
1 Community Trust Financial Corp. Ruston LA 9 601,297 $        20.72 5.65
2 JPMorgan Chase & Co. New York NY 12 550,245          18.96 5.58
BancorpSouth Inc. Pro Forma 384,013          13.24
3 IBERIABANK Corp. Lafayette LA 5 316,225          10.90 0.18
4 Ouachita Bancshares Corp.* Monroe LA 6 288,946          9.96 12.54
5 Regions Financial Corp. Birmingham AL 4 274,915          9.47 0.62
10 BancorpSouth Inc.* Tupelo MS 4 95,067            3.28 5.39
1 Capital One Financial Corp. McLean VA 21 1,660,460 $     23.84 (4.05)
2 Regions Financial Corp. Birmingham AL 13 1,183,932        17.00 (1.10)
3 JPMorgan Chase & Co. New York NY 16 1,013,556        14.55 3.73
BancorpSouth Inc. Pro Forma 731,810          10.51
4 BancorpSouth Inc.* Tupelo MS 7 553,531          7.95 1.73
5 Citizens National Bancshares Bossier Inc. Bossier City LA 9 522,815          7.51 12.61
10 Ouachita Bancshares Corp.* Monroe LA 4 178,279          2.56 0.03
1 Capital One Financial Corp. McLean VA 1 79,167 $         27.40 6.97
2 Ouachita Bancshares Corp.* Monroe LA 2 66,460            23.00 3.43
3 Oak Ridge Bancshares Inc. Oak Ridge LA 1 43,324            15.00 0.95
4 Mer Rouge State Bank Mer Rouge LA 1 38,895            13.46 2.96
5 Regions Financial Corp. Birmingham AL 1 22,104            7.65 11.52
MONROE
SHREVEPORT-BOSSIER CITY
BASTROP
6/30/13 Deposit Market Share ($ in thousands)

Financial Highlights – Ouachita Bancshares Corp.

•
Recognized by SNL as 2012 top
performing bank in Louisiana with
assets between $500M & $5B and
top 50 nationally
•
Operates 12 full-service locations
along I-20 corridor
•
Diverse and economically
attractive markets
Year ended As of
Dollars in thousands 12/31/12 9/30/13
Balance Sheet
Total Assets 622,232 $      664,161 $
Total Loans & Leases (Excl HFS) 437,968         462,326
Securities 118,684         117,193
Deposits 511,425         555,140
Total Equity 51,294           50,975
Tangible Equity 51,294           50,975
Balance Sheet Ratios
Loans / Deposits (%) 85.64             83.28
Tangible Equity / Tangible Assets (%) 8.24              7.68
Leverage Ratio (%) 7.38              7.64
Tier 1 Capital Ratio (%) 9.57              9.95
Total Capital Ratio (%) 14.35             14.64
Income Statement*
Net Interest Income 23,135 $        18,580 $
Provision Expense 1,038             453
Noninterest Income 7,127             4,793
Securities Gains (Losses) 38                  94
Noninterest Expense 19,226           14,894
Net Income 6,523             5,278
Profitability Ratios*
Return on Average Assets (%) 1.09              1.11
Returne on Average Equity (%) 13.18             14.25
Net Interest Margin - FTE (%) 4.31              4.25
Efficiency Ratio - FTE (%) 61.11             62.69
Fee Income / Operating Revenue (%) 23.55             20.51
Source:  SNL Financial
*Reported income and profitability metrics adjusted to reflect estimated effective tax rate of 35%.

Credit cards 1.2%
All other 6.5%
Commercial and industrial 17.1%
Consumer mortgages 22.0%
Home equity 5.6%
Agricultural 2.7%
Commercial and industrial-owner occupied 16.2%
Construction, acquisition and development 8.2%
Commercial real estate 20.5%

All other 2.0%
Commercial and industrial 17.6%
Consumer mortgages 13.8%
Home equity 3.9%
Agricultural 5.9%
Commercial and industrial-owner occupied 20.9%
Construction, acquisition and development 8.2%
Commercial real estate 27.7%

Credit cards 1.1%
All other 6.2%
Commercial and industrial 17.2%
Consumer mortgages 21.6%
Home equity 5.5%
Agricultural 2.8%
Commercial and industrial-owner occupied 16.4%
Construction, acquisition and development 8.2%
Commercial real estate 20.8%

Pro Forma Loan Composition
Pro forma information excludes purchase accounting adjustments
Loan yields represent weighted average yields for the quarter ended 9/30/13
Based on Call Reports filed by BancorpSouth and Ouachita Bancshares as of 9/30/13
Loan Portfolio ($000) Amount % Loan Portfolio ($000) Amount % Loan Portfolio ($000) Amount %
Commercial and industrial 1,503,809 $ 17.1% Commercial and industrial 81,395 $   17.6% Commercial and industrial 1,585,204 $ 17.2%
Real estate Real estate Real estate
   Consumer mortgages 1,931,171    22.0%    Consumer mortgages 63,756      13.8%    Consumer mortgages 1,994,927    21.6%
   Home equity 490,361       5.6%    Home equity 18,159      3.9%    Home equity 508,520       5.5%
   Agricultural 234,547       2.7%    Agricultural 27,381      5.9%    Agricultural 261,928       2.8%
   Commercial and industrial-owner occupied 1,422,077    16.2%    Commercial and industrial-owner occupied 96,740      20.9%    Commercial and industrial-owner occupied 1,518,817    16.4%
   Construction, acquisition and development 723,609       8.2%    Construction, acquisition and development 37,903      8.2%    Construction, acquisition and development 761,512       8.2%
   Commercial real estate 1,795,352    20.5%    Commercial real estate 127,863    27.7%    Commercial real estate 1,923,215    20.8%
Credit cards 105,112       1.2% Credit cards -              0.0% Credit cards 105,112       1.1%
All other 567,077       6.5% All other 9,129       2.0% All other 576,206       6.2%
Total loans 8,773,115 $ 100.0% Total loans 462,326 $ 100.0% Total loans 9,235,441 $ 100.0%
Yield on Loans:  4.55% Yield on Loans:  5.37% Yield on Loans:  4.59%
BancorpSouth, Inc. Ouachita Bancshares Corp. Pro Forma

BancorpSouth, Inc.

Other Time 22.5%
Non-Interest Bearing Demand 24.2%
Savings 11.4%
Interest-Bearing Demand 41.9%

Ouachita Bancshares Corp.

Other Time 21.6%
Non-Interest Bearing Demand 28.7%
Savings 16.8%
Interest-Bearing Demand 33.0%

Pro Forma

Other Time 22.4%
Non-Interest Bearing Demand 24.5%
Savings 11.6%
Interest-Bearing Demand 41.5%

Pro Forma Deposit Composition
Pro forma information excludes purchase accounting adjustments
Deposit costs represent weighted average costs for the quarter ended 9/30/13
Deposit Portfolio ($000) Amount % Deposit Portfolio ($000) Amount % Deposit Portfolio ($000) Amount %
Non-Interest Bearing Demand 2,597,762 $   24.2% Non-Interest Bearing Demand 159,207 $      28.7% Non-Interest Bearing Demand 2,756,969 $   24.5%
Interest-Bearing Demand 4,493,359      41.9% Interest-Bearing Demand 182,975        33.0% Interest-Bearing Demand 4,676,334      41.5%
Savings 1,220,227      11.4% Savings 93,020          16.8% Savings 1,313,247      11.6%
Other Time 2,406,598      22.5% Other Time 119,938        21.6% Other Time 2,526,536      22.4%
Total deposits 10,717,946 $ 100.0% Total deposits 555,140 $      100.0% Total deposits 11,273,086 $ 100.0%
Cost of Deposits:  0.36% Cost of Deposits:  0.54% Cost of Deposits:  0.37%

Transaction Terms
Merger Partner: Ouachita Bancshares Corp.
Aggregate Deal Value: $112.0 million
Consideration Structure: Maximum of 3,675,000 shares of BancorpSouth, Inc. plus $22,875,000 of cash
Consideration Mix: 80% stock / 20% cash
Consideration Cap: $112.0 million (shares adjusted as necessary)
Consideration Floor: $99.0 million (cash adjusted as necessary)
Required Approvals: Customary regulatory approval; Ouachita Bancshares Corp. shareholder approval
Due Diligence: Complete
Anticipated Closing: Second quarter of 2014
Based on a per share price of BancorpSouth, Inc. common stock of $24.77, which represents the closing price as of 1/8/14

Transaction Summary
Source:  SNL Financial
Based on a per share price of BancorpSouth, Inc. common stock of $24.77, which represents the closing price as of 1/8/14
$112.0
Transaction Multiples
Last Twelve Months Earnings ($7.1mm)* 15.8x
2013 Annualized Earnings ($7.0mm)* 15.9x
Book Value ($51.0mm) 2.20x
Tangible Book Value ($51.0mm) 2.20x
Deposit Premium ($555.1mm) 11.0%
*Adjusted to reflect estimated effective tax rate of 35% as Ouachita Bancshares pays no income tax due to S-Corporation status.
Aggregate Deal Value ($mm)

Financial Impact
Source:  SNL Financial and company internal documents
(1) Includes estimated preliminary purchase accounting adjustments
BancorpSouth, Inc. Ouachita Bancshares Corp. Pro Forma (1)
Financial Impact 9/30/13 9/30/13 9/30/13
Balance Sheet
Total Assets 12,916,153 $                       664,161 $                            13,602,268 $
Total Loans & Leases (Excl HFS) 8,773,115                            462,326                              9,227,441
Deposits 10,717,946                          555,140                              11,273,086
Total Equity 1,480,611                            50,975                                1,569,720
Tangible Equity 1,190,259                            50,975                                1,211,850
Regulatory Capital (%)
Tangible Equity / Tangible Assets (%) 9.43                                    7.68                                    9.15
Leverage Ratio (%) 9.93                                    7.64                                    9.62
Tier 1 Capital Ratio (%) 13.25                                  9.95                                    12.79
Total Capital Ratio (%) 14.50                                  14.64                                  14.04

Summary
In-market expansion
Meaningful enhancement to Louisiana market share position
Footprint overlap in Shreveport and Monroe
Attractive opportunity
Track record of strong profitability
Good credit quality
First bank acquisition since 2007
Completed six bank transactions between 2000 and 2007
Will  provide efficiency opportunities
Operating leverage from back office and support functions
Preliminary review suggests five branch consolidation opportunities
Mortgage team expansion